UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    May 28, 2019

SOUND FINANCIAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35633	45-5188530
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2400 3rd Avenue, Suite 150, Seattle, Washington	98121
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (206) 448-0884

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SFBC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
 Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 28, 2019, the board of directors of Sound Community Bank (the “Bank”), the wholly owned operating subsidiary of Sound Financial Bancorp, Inc. (the “Company”), reassigned Christina Gehrke to a non-executive officer role at the Bank and, therefore, she will no longer serve as Executive Vice President, Chief Administrative Officer of the Bank responsible for oversight of marketing, human resources and the management of projects, vendors, and facilities.  Ms. Gehrke’s executive officer responsibilities will be redistributed among the Bank’s other executive and non-executive officers.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on May 28, 2019.  Holders of record of the Company’s common stock at the close of business on March 29, 2019, were entitled to vote on three proposals at the annual meeting.  The final voting results of each proposal are set forth below.

Proposal 1 – Election of Directors

The Company’s shareholders approved the election of Tyler K Myers, Robert F. Carney and James E. Sweeny as directors of the Company for a term to expire in the year 2022.

	Tyler K. Myers	Robert F. Carney	James E. Sweeney
For	1,598,542	1,595,987	1,598,542
Withheld	199,187	201,742	199,187
Broker Non-Vote	460,041	460,041	460,041

Proposal 2 - Advisory (Non-binding) Vote on Executive Compensation

The Company’s shareholders approved the advisory (non-binding) vote on executive compensation.

Number of Votes
For	1,413,135
Against	260,525
Abstain	124,069
Broker Non-Votes	460,041

Proposal 3 - Ratification of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the appointment of Moss Adams, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

Number of Votes
For	2,253,923
Against	3,547
Abstain	300

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUND FINANCIAL BANCORP, INC.

Date:	May 29, 2019	By:	/s/ Laura Lee Stewart
Laura Lee Stewart, President and CEO

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